                                                                   EXHIBIT 10.22

            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is among: HS RESOURCES, INC., a corporation formed under the laws of the State of Delaware (the "Borrower"); each of the lenders that is a signatory hereto; and THE CHASE MANHATTAN BANK (in its individual capacity, "Chase"), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                 R E C I T A L S

         A. The Borrower, the Agent, and the Lenders (as defined in the Credit Agreement as hereafter defined) have entered into that certain Amended and Restated Credit Agreement dated as of June 14, 1996 as amended by the First Amendment to Amended and Restated Credit Agreement dated as of June 17, 1996 (as amended, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Borrower upon the terms and conditions as provided therein; and

         B. The Borrower, the Agent, and the Lenders now desire to make certain amendments to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

         1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. The definitions of "Threshold Amount" and "Threshold Utilization Percentage" in Section 1.02 of the Credit Agreement are hereby deleted, and wherever the term "Threshold Utilization Percentage" is used in the Credit Agreement, the term "Borrowing Base Utilization Percentage" (as hereinafter defined) shall be substituted in place thereof.

         3. The definitions "Applicable Margin," "Indenture," "Subordinated Debt" and "Subordinated Notes" in Section 1.02 of the Credit Agreement are hereby amended to read as follows:

                  "Applicable Margin" shall mean for Base Rate Loans or Eurodollar Loans or the commitment fee pursuant to Section 2.04(a) the following rate per annum as applicable based on the Borrowing Base Utilization Percentage in effect from time to time:

--------------------------------------------------------------------------------------
   Borrowing Base Utilization          Eurodollar         Base Rate        Commitment
           Percentage                     Loans             Loan              Fee
--------------------------------------------------------------------------------------
  Greater than or equal to 80%,          1.250%            0.250%            0.375%
--------------------------------------------------------------------------------------
  Greater than or equal to 60%,          1.1250%           0.1250%           0.375%
        but less than 80%
--------------------------------------------------------------------------------------
  Greater than or equal to 40%,          1.000%            0.000%            0.375%
        but less than 60%
--------------------------------------------------------------------------------------
        Less than 40%                    0.750%            0.000%            0.300%
--------------------------------------------------------------------------------------

                  "Indentures" shall mean the 93 Indenture and the 96 Indenture.

                  "Subordinated Debt" shall mean the Debt of the Company evidenced by the Subordinated Notes or the Indentures.

                  "Subordinated Notes" shall mean the 93 Subordinated Notes and the 96 Subordinated Notes.

         4. Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definitions:

                  "Borrowing Base Utilization Percentage" shall mean, as of any day, the fraction expressed as a percentage, the numerator of which is the balance of all Loans and LC Exposure outstanding on such day, and the denominator of which is the Borrowing Base in effect on such day.

                  "93 Indenture" shall mean the Indenture between the Borrower, as Issuer, and Harris Trust and Savings Bank, as Trustee, providing for the issuance of $75,000,000 of Senior Subordinated Notes due December 1, 2003 and all renewals, extensions and modifications permitted by the terms of this Agreement.

                  "96 Indenture" shall mean the Indenture between the Borrower, as Issuer, the Guarantors and Harris Trust and Savings Bank, as Trustee, providing for the issuance of $150,000,000 of Senior Subordinated Notes due November 15, 2006 and all renewals, extensions and modifications permitted by the terms of this Agreement.

                  "93 Subordinated Notes" shall mean the Senior Subordinated Notes issued pursuant to the 93 Indenture.

                  "96 Subordinated Notes" shall mean the Senior Subordinated Notes issued pursuant to the 96 Indenture.

                  "Second Amendment" shall mean that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 27, 1996, among the Borrower, the Lenders and the Agent.

                  "Second Amendment Effective Date" shall mean the effective date of the Second Amendment and shall be the same date as the effective date of the 96 Indenture; provided, that the conditions required by Section 9 of the Second Amendment have been satisfied.

         5. Section 2.08 of the Credit Agreement is hereby amended to read as follows:

                  "Section 2.08  Borrowing Base.

                  (a) The Borrowing Base shall be determined in accordance with
         Section 2.08(b) by the Agent with the concurrence of the Super Majority Lenders and is subject to redetermination in accordance with Section 2.08(d). Upon any redetermination of the Borrowing Base, such redetermination shall remain in effect until the next successive Redetermination Date. "Redetermination Date" shall mean the date that the redetermined Borrowing Base becomes effective subject to the notice requirements specified in Section 2.08(f) both for scheduled redeterminations and unscheduled redeterminations. So long as any of the Commitments are in effect or any LC Exposure or Loans are outstanding hereunder, this facility shall be governed by the then effective Borrowing Base. During the period from and after the Second Amendment Effective Date until the first Redetermination Date thereafter, the amount of the Borrowing Base shall be $275,000,000.

                  (b) Upon receipt of the reports required by Section 8.07 and such other reports, data and supplemental information as may from time to time be reasonably requested by the Agent (the "Engineering Reports"), each Lender will redetermine the Borrowing Base. Such redetermination will be in accordance with its normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time. Each Lender, in its sole discretion, may make adjustments to the rates, volumes and prices and other assumptions set forth therein in accordance with its normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time. The Agent shall propose to the Lenders the new Borrowing Base within 30 days following receipt by the Agent and the Lenders of the Engineering Reports in a timely and complete manner. After having received notice of such proposal by the Agent, the Super Majority Lenders shall have 15 days to agree or disagree with such proposal. If at the end of the 15 days, the Super Majority Lenders have not communicated their approval or disapproval, such silence shall be deemed to be an approval and the Agent's proposal shall be the new Borrowing Base. If however, the Super Majority Lenders shall not have approved or have been deemed to have approved the new Borrowing Base within 15 days, the Agent and the Super Majority Lenders shall, within a reasonable period of time, agree on the new Borrowing Base.

                  (c) The Agent may exclude any Oil and Gas Property or portion of production therefrom or any income from any other Property from the Borrowing Base, at any time, because title information is not reasonably satisfactory.

                  (d) So long as any of the Commitments are in effect and until payment in full of all Loans hereunder, on or around the fifteenth day of each April, commencing April 15, 1997 (each being a "Scheduled Redetermination Date"), the Super Majority Lenders shall redetermine the amount of the Borrowing Base in accordance with Section 2.08(b). In addition, the Super Majority Lenders or the Borrower may initiate a redetermination of the Borrowing Base at any other time as they so elect; provided, however, that the Borrower and the Super Majority Lenders may each initiate only one such unscheduled redetermination during any consecutive twelve (12) month period. In the event of a redetermination initiated by the Super Majority Lenders, the Agent will specify in writing to the Borrower the date on which the Borrower is to furnish a Reserve Report in accordance with Section 8.07(b) and the date on which such redetermination is to occur.

                  (e) The Agent shall promptly notify in writing the Borrower and the Lenders of the new Borrowing Base. Any redetermination of the Borrowing Base shall not be in effect until written notice is received by the Borrower.

         6. Sections 7.21 and 8.09 of the Credit Agreement are hereby amended by substituting the word "Indentures" for the word "Indenture" in such sections.

         7. Section 8.01 of the Credit Agreement is hereby amended by adding the following clause (i):

                  "(i) At each time of delivery of the financial statements required to be delivered pursuant to Sections 8.01(a) and (b) a report in form and substance satisfactory to the Agent setting forth the use of proceeds from asset sales and demonstrating compliance with Section 4.03(b)(i) of the 96 Indenture."

         8. Section 9.01(g) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(g) the Subordinated Debt not to exceed at any time $75,000,000 of principal outstanding under the 93 Subordinated Notes and $150,000,000 of principal outstanding under the 96 Subordinated Notes;"

         9. The Credit Agreement is hereby amended by deleting Section 9.03(g) and 9.15(v).

         10. Section 9.20 of the Credit Agreement is hereby amended to read as follows:

                  "Section 9.20  Subordinated Debt.

                  (a) The Borrower will not modify or amend the terms of the 93 Indenture as in existence on December 1, 1993 and any related documents without the consent of the Majority Banks, if the effect of such modification or amendment would be to shorten the time for payment on any 93 Subordinated Notes, increase the principal amount of the 93 Subordinated Notes above $75,000,000, increase the rate of interest on any 93 Subordinated Note or change the method of calculating interest so as to effectively increase the rate of interest on any 93 Subordinated Note, change any of the provisions of Sections 2.3, 5.1,
         Article VIII, Article X, Article XI, Article XII, Article XIII or
         Article XIV, and Section 1.1 as to any of the definitions used in or relating to any of the above Sections and Articles, or any other provisions which would detrimentally effect the rights of the Banks. The Indebtedness shall first be irrevocably and indefeasibly paid in full in cash, or the immediate payment thereof duly provided for in cash, and this Agreement terminated before the Company, any Subsidiary or any Person acting on behalf of the Company or any Subsidiary shall directly or indirectly pay, prepay, redeem, retire, repurchase or otherwise acquire for value, or make a deposit pursuant to Article IV of the 93 Indenture in respect of, or make any other prepayment, payment or distribution (whether in cash, property, securities or accommodation thereof or otherwise) on account of the principal of (or premium, if any) or interest on, any 93 Subordinated Note or Subsidiary Subordinat ed Debt related thereto; except that the Company may make payments of interest that has accrued and is payable on the 93 Subordinated Notes pursuant to the terms of the 93 Indenture and pay the principal of the 93 Subordinated Notes at the stated maturity of December 1, 2003, provided that no Event of Default exists and is continuing and such payment shall not cause an Event of Default.

                  (b) The Borrower will not modify or amend the terms of the 96 Indenture as in existence on November 27, 1996 and any related documents without the consent of the Majority Banks, if the effect of such modification or amendment would be to shorten the time for payment on any 96 Subordinated Notes, increase the principal amount of the 96 Subordinated Notes above $150,000,000, increase the rate of interest on any 96 Subordinated Note or change the method of calculating interest so as to effectively increase the rate of interest on any 96 Subordinated Note, change the form of the reverse side of the Initial Security or the Exchange Security issued under the 96 Indenture, change any of the provisions of Section 6.01, Articles 3,4,5,10,11 and 12, and
         Section 1.01 as to any of the definitions used in or relating to any of the above Sections and Articles, or any other provisions which would detrimentally effect the rights of the Banks. The Indebtedness shall first be irrevocably and indefeasibly paid in full in cash, or the immediate payment thereof duly provided for in cash, and this Agreement terminated before the Company, any Subsidiary or any Person acting on behalf of the Company or any Subsidiary shall directly or indirectly pay, prepay, redeem, retire, repurchase or otherwise acquire for value, or make a deposit pursuant to Article 8 of the 96 Indenture in respect of, or make any other prepayment, payment or distribution (whether in cash, property, securities or accommodation thereof or otherwise) on account of the principal of (or premium, if any) or interest on, any 96 Subordinated Note or Subsidiary Subordinated Debt related thereto; except that the Company may make payments of interest that has accrued and is payable on the 96 Subordinated Notes pursuant to the terms of the 96 Indenture and pay the principal of the 96 Subordinated Notes at the stated maturity of November 15, 2006, provided that no Event of Default exists and is continuing and such payment shall not cause an Event of Default."

         11. Annex I of the Credit Agreement is hereby replaced by Annex I to this Amendment.

         12. This Amendment shall become binding on the Lenders when, and only when, the following conditions shall have been satisfied and the Agent shall have received each of the following, as applicable, in form and substance satisfactory to the Agent or its counsel:

                  (a) counterparts of this Amendment executed by the Borrower and the Majority Lenders;

                  (b) a copy of the 96 Indenture;

                  (c) the issuance of the 96 Subordinated Notes for the principal amount of $150,000,000;

                  (d) Orion or the Borrower shall have purchased and received an assignment of all of the Oil & Gas Properties of WRL; and

                  (e) such other documents as it or its counsel may reasonably request.

         13. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         14. The Borrower hereby reaffirms that as of the date of this Amendment, the representations and warranties contained in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment, except as such representations and warranties are expressly limited to an earlier date.

         15. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

         16. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

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                          [SIGNATURES BEGIN NEXT PAGE]

                                       -7-
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of November 27, 1996.


BORROWER:                              HS RESOURCES, INC.



                                       By: /s/ JAMES E. DUFFY
                                          ----------------------------
                                       Name:  James E. Duffy
                                       Title: Vice President


LENDER AND AGENT:                      THE CHASE MANHATTAN BANK



                                       By: /s/ MARY JO WOODFORD
                                          ----------------------------
                                       Name:  Mary Jo Woodford
                                       Title: Vice President


LENDERS:                               CIBC INC.


                                       By: /s/ ALEKSANDRA K. DYMANUS
                                          ----------------------------
                                       Name:  Aleksandra K. Dymanus
                                       Title: Authorized Signatory


                                       WELLS FARGO BANK, N.A.


                                       By: /s/ ALLEN RHEEM
                                          ----------------------------
                                       Name:  Allen Rheem
                                       Title: Vice President


                                       CREDIT LYONNAIS NEW YORK BRANCH

                                       By: /s/ PASCAL POUPELLE
                                          ----------------------------
                                       Name:  Pascal Poupelle
                                       Title: Senior Vice President

                                       UNION BANK OF CALIFORNIA, N.A.


                                       By: /s/ RANDALL L. OSTERBERG
                                          -------------------------
                                       Name:  Randall L. Osterberg
                                       Title: Vice President


                                       ROYAL BANK OF CANADA


                                       By: /s/ JOHN LUSTGARTEN
                                          -------------------------
                                       Name   John Lustgarten
                                       Title: Associate


                                       DEN NORSKE BANK ASA


                                       By: /s/ CHARLES E. HALL
                                          -------------------------
                                       Name:  Charles E. Hall
                                       Title: Senior Vice President


                                       By: /s/ JAN MORTEN KREUTZ
                                          -------------------------
                                       Name:  Jan Morten Kreutz
                                       Title: Vice President


                                       MEESPIERSON, N.V.


                                       By: /s/ DARRELL W. HOLLEY
                                          -------------------------
                                       Name:  Darrell W. Holley
                                       Title: Vice President

                                       ABN AMRO BANK N.V.
                                       San Francisco International Branch

                                       By:      ABN AMRO NORTH AMERICA, INC.,
                                                as agent


                                       By:  /s/ BRADFORD H. LEAHY
                                          -----------------------------------
                                       Name:  Bradford H. Leahy
                                       Title:  Officer


                                       By:  /s/ L. T. OSBORNE
                                          -----------------------------------
                                       Name:  L. T. Osborne
                                       Title: Group Vice President


                                       FIRST UNION NATIONAL BANK OF NORTH
                                       CAROLINA


                                       By:  /s/ MICHAEL J. KOLOSOWSKY
                                          -----------------------------------
                                       Name: Michael J. Kolosowsky
                                       Title: Vice President


                                       THE SANWA BANK, LIMITED


                                       By: /s/ VIRGINIA HART
                                          -----------------------------------
                                       Name: Virginia Hart
                                       Title:  Vice President


                                       SOCIETE GENERALE


                                       By: /s/ RICHARD A. GOULD
                                          -----------------------------------
                                          Name:  Richard A. Gould
                                          Title:  Vice President

                                       BANQUE PARIBAS


                                       By: /s/ TOM McGRATH
                                          ----------------------------------
                                       Name:  Tom McGrath
                                       Title:  Vice President


                                       By: /s/ DON MALEY, JR.
                                          ----------------------------------
                                       Name:  Don Maley, Jr.
                                       Title:  Managing Director

                                       CAISSE NATIONALE DE CREDIT AGRICOLE


                                       By: /s/ DAVID BOUHL, FVP
                                          ----------------------------------
                                          Name:  David Bouhl
                                          Title:  President of Corporate Banking